UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
___________

FORM 8-K
___________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) August 16, 2024

Alpine 4 Holdings, Inc.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

Delaware	001-40913	46-5482689
(STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)	(COMMISSION FILE NO.)	(IRS EMPLOYER IDENTIFICATION NO.)
2375 E. Camelback Rd, Suite 600
Phoenix, AZ 85016
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

480-702-2431
(ISSUER TELEPHONE NUMBER)

(FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)
2525 E. Arizona Biltmore Circle, Suite 237
Phoenix, AZ 85016
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock	ALPP	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).                                Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of
Certain Officers; Compensatory Arrangements of Certain Officers.

Item 8.01 Other Events

On August 1st, 2024, in the context of the previously announced costs savings measures, the Executive Leadership Team and Board of Directors of Alpine 4 Holdings, Inc., a Delaware corporation (the “Company”), voted to voluntarily reduce their base salaries. Additionally, both the CEO and COO previously had taken a 20% salary reduction in the fourth quarter of 2023. As a result of this new action and the prior reductions, base salaries of the Company’s principal executive officer and other named executive officers were reduced to the following amounts per annum:

Name and Principal Position	Base Salary	Adjusted Base Salary
Kent Wilson, Chief Executive Officer/Board of Directors	$ 487,500.00	$ 316,875.00
Jeff Hail, Chief Operations Officer	$ 428,922.00	$ 278,799.30
Ian Kantrowitz, VP of Investor Relations/Board of Directors	$ 176,953.00	$ 115,019.45

Other Executives of the Company, including the combined permanent and interim CFO position, voluntarily reduced their salaries by an average of 33%. In addition, the non-employee members of the Board of Directors also voluntarily reduced their Board fees by an average of 49%. These reductions, in addition to previously mentioned personnel reductions at the Alpine 4 Corporate level, will see aggregate savings in payroll general and administrative expenses of approximately $1.2M per annum.

These reductions took affect August 16, 2024. The Board and the Compensation Committee will continue to monitor the Company’s performance and the compensation of the Company’s executive officers and adjust accordingly.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description
104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Alpine 4 Holdings, Inc.

By: /s/ Kent B. Wilson
Kent B. Wilson
Chief Executive Officer, President
(Principal Executive Officer)

Date: August 20, 2024